UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2006

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway

Alameda, California 94502

(Address of principal executive offices)    (Zip code)

(510) 864-8800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)   On April 10, 2006, Michael J. Sophie notified UTStarcom, Inc., a Delaware corporation (the “Company”) of his resignation as Executive Vice President and Chief Operating Officer effective May 5, 2006.  Hong Liang Lu, the Company’s Chief Executive Officer, will assume all operational responsibilities until a permanent successor is named.  On April 13, 2006, the Company issued a press release entitled “UTStarcom Announces Resignation of Executive Vice President and Chief Operating Officer Mike Sophie.”  The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference into this current report.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

99.1                           Press release entitled “UTStarcom Announces Resignation of Executive Vice President and Chief Operating Officer Mike Sophie.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: April 13, 2006	By:	/s/ Hong L. Lu
	Name:	Hong L. Lu
	Title:	President and Chief Executive Officer, Chairman of the Board of Directors

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title
99.1	Press Release entitled “UTStarcom Announces Resignation of Executive Vice President and Chief Operating Officer Mike Sophie.”